                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 10, 1999
                                                              ------------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
               (As Successor to First National Bank of Commerce)
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

     333-24023                                          51-0269396
     -------------                                      ----------
(Commission File Number)                   (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                           19801
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


     (302) 594--4117
- --------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
- --------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)
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Item 5.   Other Events

          Effective September 17, 1999, First USA Bank, National Association, was merged with and into FCC National Bank, an affiliated national banking association, and the surviving entity. The surviving entity was renamed "First USA Bank, National Association".

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.


     Exhibit No.         Document Description
     -----------         --------------------

       (20.1)            Monthly Servicer's Certificate, Series 1997-1

       (20.2)            Monthly Holders' Statement, Series 1997-1
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,



                              By:    /s/ Tracie H. Klein
                                     --------------------
                              Name:  Tracie H. Klein
                              Title: First Vice President


Date:  September 30, 1999
       ------------------
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                               INDEX TO EXHIBITS

     Exhibit No.         Document Description                              Sequential Page No.
     ----------          --------------------                              -------------------
       20.1              Monthly Servicer's Certificate, Series 1997-1              5

       20.2              Monthly Holders' Statement, Series 1997-1                 10